--------------------------------------------------------------------------------
                                       THE
                                 LATIN AMERICAN
                                    DISCOVERY
                                   FUND, INC.
--------------------------------------------------------------------------------






                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2000
                      MORGAN STANLEY DEAN WITTER INVESTMENT
                                 MANAGEMENT INC.
                               INVESTMENT ADVISER


                    THE LATIN AMERICAN DISCOVERY FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

Letter to Shareholders
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

For the nine months ended September 30, 2000, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -5.67% compared with -9.16% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index (the "Index"). For the period from commencement of operations on June 23, 1992 through September 30, 2000, the Fund's total return, based on net asset value per share, was 197.62% compared with 107.52% for the Index. On September 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $10 1/2 , representing a 21.1% discount to the Fund's net asset value per share.

Latin American markets advanced during the beginning of the year as investors rewarded continued macroeconomic improvements in the region and steps towards increasing fiscal responsibility. However, many first quarter gains reversed during the second quarter, amidst the backdrop of increasing volatility in the developed markets. Latin American markets fell as the region's positive economic fundamentals were overshadowed by investor concerns over higher U.S. interest rates and tighter global liquidity. The markets rebounded towards the end of the second quarter of 2000 as good U.S. economic numbers allayed investor concerns surrounding inflation and necessary interest rate hikes.

During the third quarter, however, Latin American markets fell, driven in part by uncertainty over the path of U.S. economic growth and increased volatility in the NASDAQ. Latin American monetary policy diverged during the third quarter, as the trend in interest rates diverged -- Mexican market-driven interest rates rose while central banks cut rates in Brazil and Chile. Political highlights included Vicente Fox's victory in Mexico's presidential election and President Fujimori's call for new elections in Peru. Overall, GDP growth continued to surprise on the upside. The third quarter was also characterized by a supply of new equity issuance in Latin America, notably in Brazil and Mexico.

Brazilian equities declined during the third quarter of 2000 despite a supportive macroeconomic environment. In July, Brazil's Central Bank's Monetary Policy Committee (COPOM) reduced the index interest rate by 100 basis points to 16.5%, the lowest level since before the launch of the Real Plan in 1994. The COPOM left interest rates unchanged at its August and September meetings, upholding its neutral bias. We believe there is scope for interest rate cuts in the near future. Brazilian equities were buoyed during August by the successful completion of a major external debt swap transaction and the possibility of a Moody's rating upgrade of Brazil's long-term foreign currency debt. As a result of the Morgan Stanley Capital International (MSCI) quarterly structural changes announced mid-August, Brazil's weight increased in the MSCI Latin America indices effective August 31. Positive macroeconomic trends continued to emerge--growth remains buoyant, inflation was subdued and fiscal performance was well within IMF targets. We expect to continue to overweight Brazil, which we believe offers attractive bottom-up investment opportunities coupled with a supportive macroeconomic backdrop.

Mexican equities have also fallen this year, despite high oil prices in recent months. The boost in petro-dollars has led to significant capital inflows and a stronger peso. Mexican financial markets and the peso rallied when Vicente Fox of the opposition PAN party was elected President on July 2, 2000. The Mexican government positively surprised the market in August when it announced its intention to prepay its entire stock of IMF debt. Continued signs of robust consumer recovery emerged, such as a second quarter surge in consumer spending and increased gross fixed investment. Concerns over possible economic overheating were allayed by lower-than-expected industrial production in July and a higher-than-expected August jobless rate. We expect to maintain our overweight stance in Mexican equities, as we believe they should fare well amidst a supportive oil price and continued healthy U.S. economic performance.

Argentine equities have been weighed down by sluggish economic growth. Although industrial production numbers toward the end of the third quarter suggest that Argentina's recession may have bottomed, the Ministry of Economy announced that GDP growth for 2000 would likely be lower than the already revised forecast of 2.0%. Our underweight stance in this market is based on lackluster growth prospects in the near term, and we found more appealing risk-reward profiles at both the stock and country levels in other Latin American markets.

The government's removal of a one-year holding period on foreign capital and new tax incentives failed to boost the Chilean market this year. Equities gained some support during August when the government proposed to Congress the elimination of the capital gains tax applied to non-resident investors and there was a surprise decision by the Central Bank to lower interest rates by 50 basis points, from 5.5% to 5.0%. The market, however, has fallen 11.7% for the year-to-date. We remain underweight Chile as investment opportunities are limited and valuations are expensive on a regional basis.

Strong oil prices have helped Venezuelan equities outperform the other Latin markets. As anticipated, President Hugo Chavez was re-elected on July 30, 2000. Capital flight and stagnant growth continued to weaken market sentiment. We find it difficult to be enthusiastic about present investment opportunities in Venezuela and maintain an underweight position in this market.

Latin American equities have fallen by 9.2% this year through the end of the third quarter, outperforming the other emerging markets regions. Although macroeconomic developments within Latin America are encouraging, such as Brazil's new found fiscal discipline, global developments continue to weigh on markets, particularly developed market volatility. We continue to believe equities in Brazil and Mexico present attractive investment prospects enhanced by positive macroeconomic backdrops. Although we are watching for indications of sustainable growth in Argentina, we expect to continue to underweight this and the other Latin countries in the near term.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the nine month period ended September 30, 2000, the Fund repurchased 563,400 shares or 4.79% of its Common Stock at an average price per share of $10.67, excluding $28,000 in commissions paid, and an average discount of 21.34% from net asset value per share. For the year ended December 31, 1999, the Fund repurchased 437,200 shares or 3.59% of its Common Stock at an average price per share of $7.94, excluding $22,000 in commissions paid, and an average discount of 15.58% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,543,400 shares or 12.12% of its Common Stock at an average price per share of $8.37, excluding $77,000 in commissions paid, and an average discount of 19.85% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.


Sincerely,


/s/Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR
October 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.



--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT WWW.MSDW.COM/IM.

The Latin American Discovery Fund, Inc.
Investment Summary as of September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL                                                    TOTAL RETURN (%)
INFORMATION              --------------------------------------------------------------------------
                                MARKET VALUE (1)       NET ASSET VALUE (2)   MCSI EMF LA INDEX (3)
                         -----------------------  -------------------------  ---------------------
                                       AVERAGE              AVERAGE                      AVERAGE
                          CUMULATIVE   ANNUAL  CUMULATIVE   ANNUAL      CUMULATIVE       ANNUAL
                         ----------- --------- ------------ ----------- -----------  -------------
         YEAR TO DATE       -1.30%        --      -5.67%        --         -9.16%           --
         ONE YEAR           31.46      31.46%     33.56      33.56%        21.06         21.06%
         FIVE YEAR         110.02      16.00     115.47      16.59         45.33          7.76
         SINCE INCEPTION*  134.78      10.87     197.62      14.08        107.52          9.23

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                    [GRAPH]

                                                                      YEAR ENDED DECEMBER 31,                        NINE MONTHS
                                                                                                                        ENDED
                                                                                                                     SEPTEMBER 30,
                                          1992*     1993       1994      1995     1996      1997      1998     1999      2000
                                         ------    ------     ------    ------   ------    ------    ------   ------    ------
Net Asset Value Per Share ............   $15.23    $23.31     $17.16    $10.98   $14.77    $20.34    $ 8.19   $14.11    $13.31
Market Value Per Share ...............   $13.25    $27.13     $18.25    $ 9.88   $12.50    $17.94    $ 6.19   $10.69    $10.50
Premium/(Discount) ...................    -13.0%     16.4%       6.4%    -10.0%   -15.4%    -11.8%    -24.4%   -24.2%    -21.1%
Income Dividends .....................       --        --     $ 0.00#       --   $ 0.16        --    $ 0.08   $ 0.09    $ 0.05
Capital Gains Distributions ..........       --        --     $ 5.74    $ 0.45   $ 1.14    $ 0.70    $ 6.67       --        --
Fund Total Return (2) ................     8.01%    65.36%+    -0.14%   -27.61%+  47.19%    43.06%   -33.53%   73.78%    -5.67%
MSCI EMF LA Index
  Total Return (3) ...................     2.00%    53.92%      0.64%   -12.83%   22.21%    31.64%   -35.11%   58.89%    -9.16%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership.
  *  The Fund commenced operations on June 23, 1992.
  #  Amount is less than $0.01 per share.
  + This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities                           (95.0%)
Short-Term Investments                       (5.0%)

------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART]

Diversified Telecommunication Services      (28.1%)
Banks                                       (10.4%)
Beverages                                    (9.1%)
Electric Utilites                            (6.8%)
Oil & Gas                                    (6.7%)
Metals & Mining                              (6.0%)
Wireless Telecommunication Services          (4.8%)
Construction Materials                       (4.7%)
Media                                        (4.3%)
Multiline Retail                             (3.9%)
Other*                                      (15.2%)

--------------------------------------------------------------------------------
COUNTRY
WEIGHTINGS

[PIE CHART]

Mexico                                        (43.1%)
Brazil                                        (41.8%)
Chile                                          (6.9%)
United States                                  (4.7%)
Argentina                                      (3.5%)
Venezuela                                      (1.5%)
Colombia                                       (0.2%)
Other                                         (-1.7%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS**

                                    PERCENT OF
                                    NET ASSETS
                                    ----------
 1. Telmex (Mexico)                   12.7%
 2. Petrobras (Brazil)                 6.7
 3. Cemex (Mexico)                     4.7
 4. Grupo Televisa (Mexico)            3.7
 5. FEMSA (Mexico)                     3.1
 6. Tele Norte-Leste (Brazil)          3.0
 7. CVRD (Brazil)                      2.9
 8. Wal-mart de Mexico (Mexico)        2.9
 9. Banacci (Mexico)                   2.7
10. Eletrobras (Brazil)                2.6
                                      ----
                                      45.0%
                                      ----
                                      ----

   * Other includes other industries/countries not shown separately and other assets and liabilities.
  ** Excludes short-term investments.

INVESTMENTS (UNAUDITED)
--------------
SEPTEMBER 30, 2000

                                                                     VALUE
                                                    SHARES            (000)
---------------------------------------------------------------------------
COMMON STOCKS (96.7%)
(Unless otherwise noted)
---------------------------------------------------------------------------
ARGENTINA (3.5%)
BANKS
  Banco Frances ADR                                 10,240    U.S.$     213
  Grupo Financiero Galicia ADR                      14,298              214
                                                              -------------
                                                                        427
                                                              -------------
BEVERAGES
  Quinsa ADR                                       150,955            1,585
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telecom Argentina Stet -
    France Telecom ADR                             129,434            2,799
METALS & MINING
  Acindar 'B'                                       94,805               86
  Siderar 'A'                                       46,753              136
                                                              -------------
                                                                        222
                                                              -------------
REAL ESTATE
  Irsa Inversiones y
    Representaciones GDR                            10,240              237
                                                              -------------
                                                                      5,270
                                                              -------------
---------------------------------------------------------------------------
BRAZIL (41.8%)
AEROSPACE & DEFENSE
  Embraer ADR                                       56,750            1,759
                                                              -------------
BANKS
  Banco Bradesco ADR                                 3,700               31
  Banco Bradesco (Preferred)                   246,801,099            2,043
  Banco Nacional (Preferred)                    95,420,000                3
  Itaubanco (Preferred)                         22,840,340            2,032
  Unibanco (Preferred) GDR                          60,813            2,007
                                                              -------------
                                                                      6,116
                                                              -------------
BEVERAGES
  Ambev (Preferred)                                870,000              958
  Ambev (Preferred) ADR                            126,440            2,798
                                                              -------------
                                                                      3,756
                                                              -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Brasil Telecom (Preferred)                   114,523,500              994
  Brasil Telecom Participacoes                  73,125,250              853
  Brasil Telecom Participacoes ADR                   5,260              306
  CRT (Preferred) 'A'                            5,271,866            2,045
  Embratel ADR                                      56,795            1,051
  Embratel (Preferred)                         104,317,000            1,925
  Tele Norte-Leste (Preferred)                  71,910,138            1,639
  Tele Norte-Leste (Preferred) ADR                 120,576            2,758
  Telebras (Preferred) ADR                          23,400            1,852
                                                              -------------
                                                                     13,423
                                                              -------------
ELECTRIC UTILITIES
  Cemig (Preferred)                             35,240,003              584
  Cemig ADR                                         60,393            1,002
  Copel (Preferred) ADR                                 16               -- @
  Copel (Preferred) 'B'                        209,619,500            1,877
  Eletrobras                                    68,805,950            1,340
---------------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
  Eletrobras ADR                                    24,430    U.S.$     238
  Eletrobras (Preferred) ADR                        86,570              880
  Eletrobras (Preferred) 'B'                    68,146,880            1,386
                                                              -------------
                                                                      7,307
                                                              -------------
INDUSTRIAL CONGLOMERATES
  Itau (Preferred)                               1,284,010            1,303
                                                              -------------
METALS & MINING
  CSN                                           41,121,100            1,305
  CSN ADR                                            6,800              214
  CVRD                                               5,000              114
  CVRD (Preferred) 'A'                             122,061            3,043
  CVRD (Preferred) ADR                              47,230            1,178
  Gerdau (Preferred)                           128,304,844            1,646
  Usiminas ADR                                       1,038                6
  Usiminas (Preferred)                             111,200              634
                                                              -------------
                                                                      8,140
                                                              -------------
MULTILINE RETAIL
  Lojas Arapua (Preferred)                      41,337,400               -- @
  Lojas Arapua (Preferred) ADR                      20,775               -- @
                                                              -------------
                                                                         -- @
                                                              -------------
OIL & GAS
  Petrobras                                         61,848            1,859
  Petrobras ADR                                    196,700            5,913
  Petrobras (Preferred)                             11,655              333
  Petrobras (Preferred) ADR                         63,090            1,806
                                                              -------------
                                                                      9,911
                                                              -------------
PAPER & FOREST PRODUCTS
  Aracruz Celulose ADR                              93,668            1,552
  Votorantim Celulose e Papel ADR                   36,990              728
                                                              -------------
                                                                      2,280
                                                              -------------
REAL ESTATE
  Rossi Residencial GDR                            424,807              319
                                                              -------------
WATER UTILITIES
  SABESP                                         8,204,000              792
                                                              -------------
WIRELESS TELECOMMUNICATION SERVICES
  Celular CRT (Preferred)                        7,685,066            2,669
  Tele Leste Celular ADR                             2,185               88
  Tele Leste Celular (Preferred)               717,599,039              588
  Tele Nordeste Celular (Preferred)             77,391,900              184
  Tele Norte Celular (Preferred)               543,474,200              439
  Telesp Celular ADR                                75,550            2,488
  Telesp Celular (Preferred) 'B'                56,481,253              742
                                                              -------------
                                                                      7,198
                                                              -------------
                                                                     62,304
                                                              -------------
---------------------------------------------------------------------------
CHILE (6.4%)
BANKS
  Banco Edwards ADR                                 69,853              908
  Banco Santander Chile ADR                         12,700              186
  Banco Santiago ADR                                26,995              526
                                                              -------------
                                                                      1,620
                                                              -------------
BEVERAGES
CCU ADR                                             59,200            1,332
                                                              -------------
---------------------------------------------------------------------------

                                                                     VALUE
                                                    SHARES            (000)
---------------------------------------------------------------------------
CHILE (CONTINUED)
DIVERSIFIED TELECOMMUNICATION SERVICES
  Telefonica CTC ADR                               130,552    U.S.$   2,268
                                                              -------------
ELECTRIC UTILITIES
  Chilectra ADR                                     94,765            1,250
  Endesa ADR                                        55,809              614
  Enersis ADR                                       56,148            1,000
                                                              -------------
                                                                      2,864
                                                              -------------
FOOD & DRUG RETAILING
  D&S ADR                                           37,675              615
  Santa Isabel ADR                                  39,375              226
                                                              -------------
                                                                        841
                                                              -------------
INDUSTRIAL CONGLOMERATES
  Quinenco ADR                                      56,020              483
                                                              -------------
INVESTMENT COMPANIES
  CitiCorp. Cash Fund                               16,986               38
                                                              -------------
                                                                      9,446
                                                              -------------
---------------------------------------------------------------------------
COLOMBIA (0.2%)
BEVERAGES
  Bavaria                                           96,960              307
                                                              -------------
DIVERSIFIED FINANCIALS
  Valores Bavaria                                   76,519               52
                                                              -------------
                                                                        359
---------------------------------------------------------------------------
MEXICO (43.1%)
BANKS
  Banacci 'L'                                      645,651            2,996
  Banacci 'O'                                      226,720            1,045
  Bancomer 'O'                                   4,071,502            2,390
  Banorte 'O'                                      684,441              893
                                                              -------------
                                                                      7,324
                                                              -------------
BEVERAGES
  FEMSA ADR                                         43,343            1,690
  FEMSA UBD                                        742,119            2,886
  Grupo Modelo 'C'                                 535,000            1,247
  Panamerican Beverages, Inc. 'A'                   35,600              605
  Pepsi-Gemex GDR                                   35,400              190
                                                              -------------
                                                                      6,618
                                                              -------------
CONSTRUCTION & ENGINEERING
  ICA                                              364,718               97
  ICA ADR                                           71,070              124
                                                              -------------
                                                                        221
                                                              -------------
CONSTRUCTION MATERIALS
  Cemex ADR                                        158,969            3,189
  Cemex CPO                                        962,087            3,873
                                                              -------------
                                                                      7,062
                                                              -------------
CONTAINERS & PACKAGING
  Vitro ADR                                        111,592              293
                                                              -------------
DIVERSIFIED TELECOMMUNICATION SERVICES
  Carso Global Telecom                             916,744            2,210
  Telmex 'L' ADR                                   355,819           18,925
                                                              -------------
                                                                     21,135
                                                              -------------
ENERGY EQUIPMENT & SERVICES
  TAMSA ADR                                         44,212              741
                                                              -------------
---------------------------------------------------------------------------
FOOD PRODUCTS
  Grupo Bimbo 'A'                                  163,732    U.S.$     272
                                                              -------------
INDUSTRIAL CONGLOMERATES
  Alfa 'A'                                       1,120,799            2,347
  Grupo Carso 'A1'                                 476,245            1,415
                                                              -------------
                                                                      3,762
                                                              -------------
MEDIA
  CIE                                              188,300              912
  Grupo Televisa CPO GDR                            94,471            5,450
                                                              -------------
                                                                      6,362
                                                              -------------
METALS & MINING
  Grupo Mexico 'B'                                 170,610              651
                                                              -------------
MULTILINE RETAIL
  Grupo Sanborns                                   187,350              286
  Soriana 'B'                                      329,585            1,205
  Wal-mart de Mexico ADR                            11,250              235
  Wal-mart de Mexico 'C'                           978,227            1,936
  Wal-mart de Mexico 'V'                         1,010,011            2,097
                                                              -------------
                                                                      5,759
                                                              -------------
PAPER & FOREST PRODUCTS
  Kimberly-Clark de Mexico 'A'                     726,374            1,908
                                                              -------------
TRANSPORTATION
  Grupo Aeroportuario del
    Sureste ADR                                     29,900              454
  Grupo Aeroportuario del
    Sureste 'B'                                  1,112,800            1,677
                                                              -------------
                                                                      2,131
                                                              -------------
                                                                     64,239
                                                              -------------
---------------------------------------------------------------------------
UNITED STATES (0.2%)
INTERNET SOFTWARE & SERVICES
  StarMedia Network, Inc.                           31,900              240
                                                              -------------
---------------------------------------------------------------------------
VENEZUELA (1.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES
  CANTV ADR                                         91,795            2,243
                                                              -------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost U.S.$135,842)                                              144,101
                                                              -------------
---------------------------------------------------------------------------
                                                    NO. OF
                                                    RIGHTS
---------------------------------------------------------------------------
RIGHTS (0.0%)
---------------------------------------------------------------------------
CHILE (0.0%)
  Enersis
   (Cost U.S.$--@)                                  56,148                3

                                                      FACE
                                                    AMOUNT            VALUE
                                                     (000)            (000)
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.0%)
---------------------------------------------------------------------------
CHILE (0.5%)
REPURCHASE AGREEMENT
  Pacto Citicorp, Inc., 0.70%,
    dated 9/29/00, due
    10/02/00                     CLP               441,000    U.S.$     782
                                                              -------------
---------------------------------------------------------------------------
UNITED STATES (4.5%)
REPURCHASE AGREEMENT
(a)Chase Securities, Inc., 6.25%
  dated 9/29/00, due
  10/02/00                       U.S.$               6,656            6,656
                                                              -------------
---------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost U.S.$7,435)                                                   7,438
                                                              -------------
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.2%)
  Argentine Peso                 ARP                     7                7
  Brazilian Real                 BRL                   310              168
  Chilean Peso                   CLP                    55               -- @
  Mexican Peso                   MXP                   479               51
                                                              -------------
---------------------------------------------------------------------------
TOTAL FOREIGN CURRENCY
  (Cost U.S.$228)                                                       226
                                                              -------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
  (Cost U.S.$143,505)                                               151,768
                                                              -------------
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
  Other Assets                   U.S.$               8,408
  Liabilities                                      (11,163)          (2,755)
                                 -------------------------    -------------
---------------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 11,192,725 issued and
    outstanding U.S.$0.01 par value shares
    (100,000,000 shares authorized)                           U.S.$ 149,013
                                                              -------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$   13.31
                                                              -------------
---------------------------------------------------------------------------
     (a) -- The repurchase agreement is fully collateralized by U.S.
            government and/or agency obligations based on market prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint
            account with affiliated funds.
       @ -- Value is less than U.S.$500.
     ADR -- American Depositary Receipt
     GDR -- Global Depositary Receipt

---------------------------------------------------------------------------
SEPTEMBER 30, 2000 EXCHANGE RATES:
---------------------------------------------------------------------------
ARP        Argentine Peso                                0.999 = U.S. $1.00
BRL        Brazilian Real                                1.843 = U.S. $1.00
CLP        Chilean Peso                                563.450 = U.S. $1.00
MXP        Mexican Peso                                  9.439 = U.S. $1.00
---------------------------------------------------------------------------


                                       8